NUVEEN Exchange-Traded Funds

November 30, 1998

        Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NPG
Georgia

NMY
Maryland

NNC
North Carolina

NPV
Virginia

Photo of: Men standing by horses.

Highlights
As of November 30, 1998



   Contents
 1 Dear Shareholder
 4 NPG Commentary and Overview
 6 NMY Commentary and Overview
 8 NNC Commentary and Overview
10 NPV Commentary and Overview
12 Portfolio of Investments
26 Statement of Net Assets
27 Statement of Operations
28 Statement of Changes in Net Assets
29 Notes to Financial Statements
33 Financial Highlights
36 Building Better Portfolios
37 Fund Information


Credit Quality                     Performance Highlights
================================================================================
Nuveen Georgia Premium Income Municipal Fund (NPG)
                                   o One-year taxable-equivalent total return on
                                     share price of 24.23% for investors in the combined 35.1% federal and state income tax bracket
                                   o Outperformed Lipper Peer Group average and
                                     the Lehman Brothers Municipal Bond Index for the one-year period
                                   o Increased its dividend in August, after
                                     posting 12 consecutive months of stable
                                     income

Pie Chart:
AAA/U.S. Guaranteed                66%
AA                                 19%
A                                  15%


Nuveen Maryland Premium Income Municipal Fund (NMY)
                                   o One-year taxable-equivalent total return on
                                     share price of 20.19% for investors in the combined 34.4% federal and state income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index for the one-year period
                                   o Stable tax-free dividend for 25 months

Pie Chart:
AAA/U.S. Guaranteed                65%
AA                                 16%
A                                  16%
BBB/NR                              3%


Nuveen North Carolina Premium Income Municipal Fund (NNC)
                                   o One-year taxable-equivalent total return on
                                     share price of 24.79% for investors in the
                                     combined 36.3% federal and state income tax
                                     bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average
                                     for the one-year period
                                   o Stable tax-free dividend for 25 months
Pie Chart:
AAA/U.S. Guaranteed                42%
AA                                 31%
A                                  18%
BBB/NR                              9%


Nuveen Virginia Premium Income Municipal Fund (NPV)
                                   o One-year taxable-equivalent total return on
                                     share price of 20.27% for investors in the
                                     combined 35.0% federal and state income tax
                                     bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average
                                     for the one-year period
                                   o Stable tax-free dividend for 25 months
Pie Chart:
AAA/U.S. Guaranteed                34%
AA                                 34%
A                                  25%
BBB/NR                              7%

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered here have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market in fixed-income securities, bolstered by investor demand for quality investments, benefited these funds and led to increases in share price. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment statistics, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.

Graphic of line chart: Bond Buyer 40


Municipal Bonds: A Compelling Value
Over the past year, rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has been as high as 104%. For investors, this means that quality long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

The steep decline in Treasury yields during the past year was due to several factors, including the strong interest in these investments by international investors. As the financial turmoil in Asia spread to economies worldwide and the dol lar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. Compounding this situation was the shortage of Treasury issues brought about by the federal budget surplus, which reversed the multi-billion dollar deficits of the past few years and reduced the federal government's need to issue bonds. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first 11 months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total municipal issuance, this put 1998 on pace as the second largest year on record.

In addition, the continued strength of the U.S. economy produced improvements in the fundamental financial health of many municipali ties and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, issues upgraded by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier AdvisersSM, a group of managers who are experts in their particular areas of the market, to provide time-tested experience and insights. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your finan cial adviser for prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a well respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999



Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager."

Nuveen Georgia Premium Income Municipal Fund (NPG)
Portfolio Manager's Comments
Portfolio manager Tom O'Shaughnessy talks about fund performance, key investment strategies, and the outlook for the Georgia fund. Tom assumed management responsibility for NPG on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Tom is a 15-year veteran of Nuveen and manages a range of state municipal bond funds, primarily in the southeastern U.S.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

WHERE DID GEORGIA RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF
THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Georgia's total issuance was $5.5 billion, a 39.1% increase over the first 11 months of 1997 and greater than the national average. Georgia ranked 12th in the nation in terms of total municipal issuance for the 11 months ended November 30, 1998.

There has been significant growth in the number of public school enrollments in Georgia, particularly in the Atlanta area. This has resulted in an increased use of a special option sales tax to fund new school construction and increased operating costs. Several school districts in the Atlanta metro area have adopted this tax to help finance these increased costs and to help ease the burden on property taxes.

Georgia's economy is no longer dependent on agriculture as its main focus. While agriculture is still an important facet, Georgia has a stable and broad based economy, centering on trade, service, and transportation. Atlanta, where much of the service sector is located, serves as the hub for the aforementioned sectors for the Southeast region of the United States. Hartsfield International Airport, in Atlanta, is one of the world's busiest airports and is a prime example of Georgia's well balanced economy.


HOW DID THE FUND PERFORM OVER THE PAST YEAR?

For the 12 months ended November 30, 1998, the Nuveen Georgia Premium Income Municipal Fund (NPG) produced a total return on net asset value of 9.40%, providing a taxable-equivalent return of 12.48% for investors in the combined 35.1% federal and state income tax bracket. The total return com pares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper peer group(2) average return of 8.86%, ranking fifth among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NPG had a leverage-adjusted duration(3) of
9.80 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NPG's dividend and protect the income of this fund from erosion. In addition, good dividend management strategies allowed us to increase the dividend effective August 1998. As of November 30, 1998, the fund offered a competitive market yield of 4.93%, equivalent to a taxable yield of 7.60% for investors in the combined 35.1% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased NPG's share price and eliminated the slight discount of a year ago. As of November 30, 1998, NPG was trading at a premium of 9.85% to its net asset value and also had a one-year total return on its share price of 21.12%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
Over the past year, our primary focus has been on keeping the fund fully invested and working for shareholders. Although municipal supply was up 39.1%, this increase was somewhat misleading due to the low amount of issuance in Georgia the previous year. As a result, municipal issuance was up but still relatively low. The limited supply of new municipal issuance in the state restricted our ability to buy and sell bonds to take advantage of market opportunities. Most recently, the majority of new issuance has been hospital bonds, and the fund had 13% of its holdings in the healthcare sector, as of November 30, 1998. Nuveen's excellent surveillance and research enable us to understand the unique aspects of these credits and take advantage of the competitive environment created by consolidation in this sector. The heavier volume in this sector also created additional opportunities, as hospital bonds often offered above-market yields and special call provisions to attract buyers. Overall, the credit quality of the fund continued to be high, with 85% of the fund invested in bonds rated AAA and AA, as of November 30, 1998.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Looking ahead for NPG, our focus will remain on strategies that support the income stream of this fund. We will continue to monitor the new issuance market, taking advantage of the buy opportunities that can arise as issues come to market, especially when they would allow us to enhance the fund's yield.
Another strategy will be to sell bonds that are not state-specific - for example, those issued by Puerto Rico - and reinvest the proceeds into additional Georgia bonds as issue supply allows. The Puerto Rican bonds should bring a high price, and we plan to use the proceeds to diversify the fund and pick up incremental yield. These are areas where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Georgia municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Georgia Premium Income Municipal Fund Performance
Overview As of November 30, 1998

NPG

Portfolio Statistics
==================================================
Inception Date                                5/93
--------------------------------------------------
Share Price                               $16 5/16
--------------------------------------------------
Net Asset Value Per Share                   $14.85
--------------------------------------------------
Market Yield                                 4.93%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.14%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.60%
--------------------------------------------------
Fund Net Assets ($000)                     $83,262
--------------------------------------------------
Effective Maturity (Years)                   20.18
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.80
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        21.12%         9.40%
--------------------------------------------------
3-Year                        17.05%         8.22%
--------------------------------------------------
5-Year                         8.37%         7.42%
--------------------------------------------------
Since Inception                7.20%         6.76%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        24.23%        12.48%
--------------------------------------------------
3-Year                        20.33%        11.30%
--------------------------------------------------
5-Year                        11.64%        10.61%
--------------------------------------------------
Since Inception               10.30%         9.81%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Housing (Multifamily)                          13%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.066
1/98                  0.066
2/98                  0.066
3/98                  0.066
4/98                  0.066
5/98                  0.066
6/98                  0.066
7/98                  0.066
8/98                  0.067
9/98                  0.067
10/98                 0.067
11/98                 0.067


Line Chart:
Share Price Performance
12/5/97        14.5
               14.563
               14.625
               14.813
               14.938
               14.813
               15
               15
               14.938
               15.188
               15.25
               15.125
               15.313
               15.438
               14.938
               15.25
               14.25
               14.375
               14.5
               14.313
               14.25
               14.563
               14.5
               14.25
               15.063
               14.813
               14.75
               14.5
               15
               14.875
               15.438
               15.438
               15.5
               15.75
               15.813
               15.5
               15.625
               15.5
               15.688
               15.5
               15.75
               15.813
               16.5
               16.875
               16.188
               15.75
               16.25
               16.63
               16.13
               16.31
11/30/98       16.3125
Weekly Closing Cost
Past Performance is not predictive of future results.

Nuveen Maryland Premium Income Municipal Fund (NMY)
Portfolio Manager's Comments
Portfolio manager Dan Solender reviews the municipal market, fund performance, and key investment strategies for the Maryland fund. Dan assumed management responsibility for the fund on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A six-year veteran of Nuveen, Dan has 11 years of investment experience and currently manages a range of state municipal bond funds.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

WHERE DID MARYLAND RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Although total municipal issuance was up 28.3% compared to a year ago, Maryland is a relatively quiet participant in the municipal market, ranking 24th in total issuance for the year ended November 30, 1998. Its total issuance was just over $3 billion since the start of 1998, compared to the $34 billion that New York issued.

The state's economy continues to recover from the recession of the early 1990's with good job growth coming from business services, non-banking financial services (credit card companies), construction, and technology. Maryland's per capita income ranked sixth in the nation.

Maryland is currently implementing a 10% tax cut that is being phased in over multiple years. It was originally scheduled to be enacted at 2% per year for five years, but the cut was accelerated so that a cumulative 5% cut became effective in 1998. The cut will increase to 6% (cumulative) in 1999. It will remain unchanged in the year 2000, with an increase of 2% for the two subsequent years.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12 months ended November 30, 1998, the Nuveen Maryland Premium Income Municipal Fund (NMY) produced a total return on net asset value of 8.84%, providing a taxable-equivalent total return of 11.72% for investors in the combined 34.4% federal and state income tax bracket. The fund's total return outperformed the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76% and also compared favorably with the relevant Lipper Peer Group(2) average return of 8.86%.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NMY had a leverage-adjusted duration(3) of 9.59 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NMY's dividend and protect the income of this fund from erosion. As of November 30, 1998, NMY had provided shareholders with 25 consecutive months of steady income and offered a competitive market yield of 4.73%, equivalent to a taxable yield of 7.21% for investors in the combined 34.4% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices, further widening the spread between NMY's share price and its net asset value. In addition, Maryland has seen strong demand for individual bonds on the part of individual investors, which also contributed to this fund's premium. As of November 30, 1998, NMY was trading at a pre mium of 9.72% to its net asset value and also had a one-year total return on its share price of 17.36%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?

Over the past year, supply in the Maryland municipal market has been sporadic, with most of the new issuance in healthcare and housing bonds. Nuveen's excellent access to the new issue market and our ability to obtain good allocations in attractive new deals allowed the fund to take advantage of this situation and find value in these two sectors. We particularly liked the housing sector, which provided us with opportunities to pick up additional yield with low risk of prepayment, given the current interest rate environment. As of November 30, 1998, housing represented 15% of the fund's holdings. The state's concentration of high-quality hospitals also produced a large number of issues, most of which came to market insured. This enabled us to add hospital bonds that offered both attractive prices and reduced credit risk; with 19% of the portfolio being allocated to the healthcare sector as of November 30, 1998. We also maintained our 21% weighting in utilities issues that were added to the portfolio several years ago; the yields on these bonds helped provide support for the fund's income stream. During the year, we took advantage of opportunities to sell serial bonds with shorter maturities with attractive bids from brokers.

Credit spreads remained tight in Maryland, with most new bonds insured or rated AA or better. Basically, a tight credit spread occurs when the difference in yield between high and low rated securities is minimal. As of NMY's fiscal year end, 81% of the fund was invested in bonds rated AAA and AA. Most of the bonds added to the portfolio in the past year were in the longer part of yield curve, with a maturity range of 25-30 years, which acted to extend the fund's duration.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Looking ahead for NMY, we will continue to monitor the new issuance market, taking advantage of the buying opportunities that can arise as issues come to market. Issuance in the Maryland municipal market is expected to remain reasonably high over the next year. While we believe that NMY is currently well-positioned, we may consider reducing our holdings in the healthcare sector if attractive new opportunities enable us to enhance the fund's diversification. Finding such opportunities is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Maryland municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most com-pelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Maryland Premium Income
Municipal Fund Performance Overview As of November 30, 1998

NMY

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                $16 1/4
--------------------------------------------------
Net Asset Value Per Share                   $14.81
--------------------------------------------------
Market Yield                                 4.73%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   6.86%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.21%
--------------------------------------------------
Fund Net Assets ($000)                    $233,451
--------------------------------------------------
Effective Maturity (Years)                   18.43
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.59
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        17.36%         8.84%
--------------------------------------------------
3-Year                        14.05%         7.74%
--------------------------------------------------
5-Year                         8.78%         6.58%
--------------------------------------------------
Since Inception                7.00%         6.44%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        20.19%        11.72%
--------------------------------------------------
3-Year                        17.07%        10.63%
--------------------------------------------------
5-Year                        11.86%         9.62%
--------------------------------------------------
Since Inception                9.91%         9.36%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Utilities                                      21%
--------------------------------------------------
Health Care                                    19%
--------------------------------------------------
Housing (Multifamily)                          15%
--------------------------------------------------
Tax Obligation (Limited)                       10%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.064
1/98                  0.064
2/98                  0.064
3/98                  0.064
4/98                  0.064
5/98                  0.064
6/98                  0.064
7/98                  0.064
8/98                  0.064
9/98                  0.064
10/98                 0.064
11/98                 0.064

Line Chart:
Share Price Performance
12/5/97         14.875
                14.375
                14.563
                14.625
                14.813
                15.063
                15.063
                14.938
                14.75
                14.813
                14.875
                14.938
                15
                14.938
                15
                15.188
                14.938
                15.063
                15.188
                14.938
                14.813
                14.5
                14.438
                14.875
                15.063
                15.125
                15.25
                15
                14.938
                15.438
                15.438
                15.5
                15.438
                15.313
                15.688
                15.563
                15.688
                15.563
                15.375
                15.313
                15.125
                15.813
                15.938
                16
                16
                16
                16.06
                16.06
                16.19
                16.25
11/30/98        16.25

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen North Carolina Premium Income Municipal Fund (NNC)
Portfolio Manager's Comments
Portfolio manager Tom O'Shaughnessy discusses the municipal market, fund performance, and key investment strategies for the North Carolina fund. Tom assumed management responsibility for NNC on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Tom is a 15-year veteran of Nuveen and manages a range of state municipal bond funds, primarily in the south eastern U.S.



1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

WHERE DID NORTH CAROLINA RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
North Carolina's total issuance was $4.7 billion, a 50.3% increase over the first 11 months of 1997 and greater than the national average. Virginia ranked 16th in the nation in terms of total municipal issuance for the 11 months ended November 30, 1998.

High-tech and pharmaceutical sectors have replaced the traditional manufacturing sectors (furniture and textiles) as the most prominent in the state, due in large part to the job losses suffered in the manufacturing sectors. With a decreased reliance on textile and apparel manufacturing, the diversification into service, finances, and trade sectors should help the state fare better than it has in years past if an economic downturn occurs.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12 months ended November 30, 1998, the Nuveen North Carolina
Premium Income Municipal Fund (NNC) produced a total return on net asset value of 9.30%, providing a taxable-equivalent total return of 12.55% for investors in the combined 36.3% federal and state income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outper formed the relevant Lipper Peer Group(2) average return of 8.73%, ranking seventh among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NNC had a leverage-adjusted duration(3) of
8.73 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NNC's dividend and protect the income of this fund from erosion. As of November 30, 1998, NNC had provided shareholders with 25 consecutive months of steady income. The fund continued to provide a competitive market yield of 4.75%, equivalent to a taxable yield of 7.46% for investors in the combined 36.3% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for funds such as NNC boosted share prices, further widening the spread between the fund's share price and its net asset value. As of November 30, 1998, NNC was trading at a premium of 13.37% to its net asset value and also had a one-year total return on its share price of 21.59%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
Over the past year, our primary focus has been on keeping the fund fully invested and working for shareholders. Although municipal supply was up 50.3%, this increase was somewhat misleading due to the low amount of issuance in North Carolina the previous year. As a result, municipal issuance was up but still relatively low. The limited supply of new municipal issuance in the state restricted our ability to buy and sell to take advantage of market opportunities. Most recently, the majority of new issuance has been hospital bonds, and the fund had invested 17% of its holdings in the healthcare sector, as of November 30, 1998. Nuveen's excellent surveillance and research enable us to understand the unique aspects of these credits and take advantage of the competitive environment created by consolidation in the sector. The heavier volume in this sector also created additional opportunities, as hospital bonds often offered above-market yields and special call provisions to attract buyers. Overall, the credit quality of the fund continued to be high, with 73% of the fund invested in bonds rated AAA and AA, as of November 30, 1998.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Looking ahead for NNC, our focus will remain on strategies that support the income stream of this fund. We will continue to monitor the new issuance market, taking advantage of the buy opportunities that can arise as issues come to market, especially when they would allow us to enhance the fund's yield. Another strategy will be to sell bonds that are not state-specific - for example, those issued by Puerto Rico - and reinvest the proceeds into additional North Carolina bonds. The Puerto Rican bonds should bring a high price, and we plan to use the proceeds to diversify the fund and pick up incremental yield. These are areas where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the North Carolina municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with con tinued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen North Carolina Premium Income Municipal Fund
Performance Overview As of November 30, 1998

NNC

Portfolio Statistics
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                              $16 11/16
--------------------------------------------------
Net Asset Value Per Share                   $14.72
--------------------------------------------------
Market Yield                                 4.75%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   6.88%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.46%
--------------------------------------------------
Fund Net Assets ($000)                    $138,863
--------------------------------------------------
Effective Maturity (Years)                   19.94
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.73
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        21.59%         9.30%
--------------------------------------------------
3-Year                        17.83%         8.58%
--------------------------------------------------
5-Year                        10.47%         7.16%
--------------------------------------------------
Since Inception                7.49%         6.45%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        24.79%        12.55%
--------------------------------------------------
3-Year                        21.24%        11.83%
--------------------------------------------------
5-Year                        13.87%        10.51%
--------------------------------------------------
Since Inception               10.68%         9.64%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Tax Obligation (Limited)                       17%
--------------------------------------------------
Health Care                                    17%
--------------------------------------------------
Housing (Single Family)                        11%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.066
1/98                  0.066
2/98                  0.066
3/98                  0.066
4/98                  0.066
5/98                  0.066
6/98                  0.066
7/98                  0.066
8/98                  0.066
9/98                  0.066
10/98                 0.066
11/98                 0.066

Line Chart:
Share Price Performance
12/5/97          14.375
                   14.5
                   14.5
                 14.625
                 14.875
                  15.25
                  15.75
                     16
                 15.813
                 15.625
                 15.813
                   15.5
                 15.063
                 15.063
                 15.563
                     15
                     15
                 15.125
                   15.5
                   15.5
                 15.563
                 14.875
                 14.625
                 14.938
                     15
                 15.625
                   15.5
                 15.563
                  15.75
                     16
                 15.813
                  15.75
                 15.688
                 15.688
                 15.625
                 15.688
                 15.625
                 15.813
                 15.813
                 15.688
                 16.063
                 16.063
                  16.25
                 16.375
                 16.188
                   16.5
                  16.19
                  16.38
                  16.63
                  16.69
11/30/98        16.6875

Nuveen Virginia Premium Income Municipal Fund (NPV)
Portfolio Manager's Comments
Portfolio manager Dan Solender discusses the municipal market, fund performance, and key investment strategies for the Virginia fund. Dan assumed management responsibility for the fund on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A six-year veteran of Nuveen, Dan has 1 years of investment experience and currently manages a range of state municipal bond funds.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

WHERE DID VIRGINIA RANK IN TERMS OF MUNICIPAL SSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Virginia's total issuance was $5.3 billion, a 50.1% increase over the first 11 months of 1997 and greater than the national average. Virginia ranked 13th in the nation in terms of total municipal issuance for the 11 months ended
November 30, 1998.

One particular issue of note involves the Pocahontas Parkway Tollway, which is going to be built south of Richmond. It will open in 2002 and will represent the first public-private road built under new legislation. The road will be the only crossing of the James River for a 14-mile stretch, linking the fairly well developed areas of Chesterfield County with an area of Henrico County. It has received good support from the state and private sectors. If this protoype is successful, more roads could be built with this type of financing.

Virginia's unemployment figures are lower than the national average while its population growth was higher. The state continues to diversify its economy away from the federal government by focusing on sectors such as: business services, retail and trade, and construction.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12 months ended November 30, 1998, the Nuveen Virginia Premium Income Municipal Fund (NPV) produced a total return on net asset value of 9.56%, providing a taxable-equivalent total return of 12.65% for investors in the combined 35% federal and state income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%, ranking second among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NPV had a leverage-adjusted duration(3)of
8.45 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?

In the current low interest rate environment, good call protection helped support NPV's dividend and protect the income of this fund from erosion. As of November 30, 1998, NPV had provided shareholders with 25 consecutive months of steady income and offered a competitive mar ket yield of 4.98%, equivalent to a taxable yield of 7.66% for investors in the combined 35% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices, further widening the spread between NPV's share price and its net asset value. As of November 30, 1998, NPV was trading at a premium of 8.20% to its net asset value and also had a one-year total return on its share price of 17.21%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?

Over the past year, supply in the Virginia municipal market has been sporadic. Most of the bonds we added to the portfolio were in the long part of the yield curve, with maturities in the 25- to 30-year range. We also held more than 30% of the fund in the utilities and water and sewer sectors, which we bought several years ago in good deals. During the past year, we sold selected par bonds at attractive prices as well as noncallable bonds that were trading at prices above their intrinsic value. The proceeds from these sales were reinvested in bonds that enabled us to pick up additional yield for shareholders. Currently, the fund is very well positioned, offering excellent levels of call protection. The earliest scheduled calls are still at least four years away. Overall, the credit quality of the fund is high, with 68% of the portfolio invested in bonds rated AAA and AA.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
As we stated above, NPV is currently well positioned, particularly in terms of duration, and we do not anticipate making many changes. We will continue to monitor the new issuance market, taking advantage of the buy opportunities that can arise as issues come to market, especially when they would allow us to enhance the fund's yield. We will also watch for opportunities to sell selected bonds at attractive prices and reinvest the proceeds in securities that will provide additional yield and add diversification. Finding such bonds is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Virginia municipal market
- can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Virginia Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NPV

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                $16 1/2
--------------------------------------------------
Net Asset Value Per Share                   $15.25
--------------------------------------------------
Market Yield                                 4.98%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.22%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.66%
--------------------------------------------------
Fund Net Assets ($000)                    $194,820
--------------------------------------------------
Effective Maturity (Years)                   19.90
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.45
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        17.21%         9.56%
--------------------------------------------------
3-Year                        13.65%         8.52%
--------------------------------------------------
5-Year                         9.22%         7.43%
--------------------------------------------------
Since Inception                7.39%         7.29%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        20.27%        12.65%
--------------------------------------------------
3-Year                        16.88%        11.65%
--------------------------------------------------
5-Year                        12.57%        10.73%
--------------------------------------------------
Since Inception               10.56%        10.46%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Utilities                                      16%
--------------------------------------------------
Water and Sewer                                15%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Housing (Single Family)                        10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.0685
1/98                  0.0685
2/98                  0.0685
3/98                  0.0685
4/98                  0.0685
5/98                  0.0685
6/98                  0.0685
7/98                  0.0685
8/98                  0.0685
9/98                  0.0685
10/98                 0.0685
11/98                 0.0685


Share Price Performance
12/5/97         15
                15.438
                15.563
                15.625
                15.938
                16.125
                16.188
                16.625
                16.313
                16.125
                15.625
                15.5
                15.5
                15.625
                16.063
                16.063
                16.125
                16
                15.938
                16
                15.5
                15.688
                15.813
                16.25
                16.125
                16.063
                16
                16.25
                15.875
                16
                16.188
                15.75
                15.688
                16.125
                16.313
                16
                16.688
                16.625
                16.375
                16.188
                16.125
                16.625
                17
                16.75
                16.5
                16.44
                16.44
                16.44
                16.38
                16.38
11/30/98        16.5

Weekly Closing Price
Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Georgia Premium Income Municipal Fund (NPG)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 6.3%

$   3,000,000   Albany - Dougherty Payroll Development Authority (Georgia), Solid Waste
                 Disposal Revenue Bonds (The Procter & Gamble Paper Products Company
                 Project), 1998 Series, 5.300%, 5/15/26 (Alternative Minimum Tax)              5/08 at 101       AA       $3,045,000

    2,000,000   Development Authority of Cartersville (Georgia), Sewage Facilities
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997,
                 6.125%, 5/01/27 (Alternative Minimum Tax)                                     5/07 at 101       A+        2,178,260


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 7.4%

                Urban Residential Finance Authority of the City of Atlanta,
                Georgia, Dormitory Facility Refunding Revenue Bonds (Morehouse
                College Project), Series 1995:
    1,210,000    5.750%, 12/01/20                                                             12/05 at 102      AAA        1,306,086
    1,375,000    5.750%, 12/01/25                                                             12/05 at 102      AAA        1,485,055

    1,555,000   Development Authority of DeKalb County Revenue Bonds (Emory
                 University Project), Series 1994-A, 6.000%, 10/01/14                         10/04 at 102      Aa1        1,727,543

    1,550,000   Private Colleges and Universities Authority, Revenue Bonds (Agnes Scott
                 College Project), Series 1993, 5.625%, 6/01/23                                6/03 at 102      AA-        1,637,978


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 12.6%

    3,000,000   Hospital Authority of Albany - Dougherty County, Georgia, Revenue Bonds
                 (Phoebe Putney Memorial Hospital), Series 1993, 5.700%, 9/01/13               9/03 at 102      AAA        3,195,300

    2,000,000   Fulco Hospital Authority (Georgia), Health System Revenue Anticipation
                 Certificates, Catholic Health East Issue, Series 1998A, 5.000%, 11/15/28     11/08 at 102      AAA        1,970,920

    1,965,000   The Hospital Authority of Hall County and the City of Gainsville, Revenue
                 Anticipation Certificates (Northeast Georgia Healthcare Project),
                 Series 1995, 6.000%, 10/01/25                                                10/05 at 102      AAA        2,166,255

    3,000,000   The Glynn - Brunswick Memorial Hospital Authority, Revenue Anticipation
                 Certificates (Southeast Georgia Health Systems Project), Series 1996,
                 5.250%, 8/01/13                                                               8/06 at 102      AAA        3,130,380


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.7%

    1,145,000   Housing Authority of Clayton County (Georgia), Multifamily Housing
                 Revenue Bonds, Series 1995 (The Advantages Project), 5.800%, 12/01/20        12/05 at 102      AAA        1,194,727

    3,400,000    Housing Authority of the County of DeKalb, Georgia, Multifamily
                 Housing Revenue Bonds (The Lakes at Indian Creek Apartments
                 Project), Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)              1/05 at 102      AAA        3,748,500

      985,000   Housing Authority of the City of Decatur, Mortgage Revenue Refunding
                 Bonds, Series 1992A (FHA Insured Mortgage Loan - Park Trace Apartments,
                 Section 8 Assisted Project), 6.450%, 7/01/25                                  7/02 at 102      AAA        1,043,470

    3,000,000   Macon - Bibb County Urban Development Authority, Multifamily Housing
                 Refunding Revenue Bonds, Series 1997A, 5.550%, 1/01/24                        1/04 at 103      AAA        3,092,580

    1,500,000   Housing Authority of the City of Marietta, Georgia, Multifamily Housing
                 Revenue Bonds (GNMA Collateralized - Country Oaks Apartments), Series 1996,
                 6.150%, 10/20/26 (Alternative Minimum Tax)                                   10/06 at 102      AAA        1,605,390


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.7%

      475,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A,
                 6.550%, 3/01/18 (Alternative Minimum Tax)                                     3/05 at 102      AAA          511,732

    2,995,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                 1994 Series A (FHA Insured or VA Guaranteed Mortgage Loans), 6.500%, 12/01/17
                 (Alternative Minimum Tax)                                                    12/04 at 102      AAA        3,216,959

      420,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                 1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)      6/06 at 102      AAA          453,898

    2,145,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                 1998 Series A, Subseries A-2, 5.550%, 12/01/26 (Alternative Minimum Tax)      6/08 at 101      AAA        2,192,598

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.8%

$   1,175,000   City of Atlanta, Georgia, General Obligation School Improvement Bonds,
                 Series 1993, 5.600%, 12/01/18                                                12/03 at 102       AA       $1,254,136

      500,000   Fulton County School District, General Obligation Refunding Bonds,
                 Series 1991, 6.375%, 5/01/17                                                 No Opt. Call       AA          597,950

    1,000,000   Hall County School District (Georgia), General Obligation Refunding
                 School Bonds, 4.500%, 11/01/14                                               11/07 at 101      Aa3          969,540

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General
                 Obligation Bonds), 5.400%, 7/01/25                                        7/06 at 101 1/2        A        3,647,385


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.2%

    1,000,000   Downtown Development Authority of the City of Atlanta (Georgia), Refunding
                 Revenue Bonds (Underground Atlanta Project), Series 1992,
                 6.250%, 10/01/12                                                             10/02 at 102       AA        1,096,960

    3,000,000   Solid Waste Management Authority of the City of Atlanta, Revenue Bonds
                 (Landfill Closure Project), Series 1996, 5.250%, 12/01/21                    12/06 at 100       AA        3,047,970

    1,250,000   Cobb - Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue
                 Refunding Bonds, Series 1993, 5.500%, 10/01/12                               No Opt. Call      AAA        1,376,950

    2,000,000   The Fulton - DeKalb Hospital Authority, (Georgia), Revenue Refunding
                 Certificates, Series 1993, 5.500%, 1/01/20                                    7/03 at 102      AAA        2,081,020

    1,000,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20                           No Opt. Call      AAA        1,186,760

      500,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds
                 (Series W), 5.250%, 7/01/20                                               7/03 at 101 1/2        A          507,060


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.3%

    1,500,000   City of Atlanta, Georgia, Airport Facilities Revenue Bonds, Series 1990,
                 6.250%, 1/01/21 (Alternative Minimum Tax)                                     1/01 at 102      AAA        1,590,570

    1,000,000   City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,
                 Series 1994A, 6.500%, 1/01/09                                                No Opt. Call      AAA        1,171,750


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.0%

    3,115,000   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1992,
                 6.625%, 7/01/17 (Pre-refunded to 7/01/02)                                     7/02 at 102      AAA        3,472,322

      500,000   City of Atlanta (Georgia), General Obligation Bonds Public Improvement
                 Bonds, Series 1994A, 6.100%, 12/01/19 (Pre-refunded to 12/01/04)             12/04 at 102    AA***          565,865

    1,000,000   Columbus, Georgia, Medical Center Hospital Authority, Revenue Anticipation
                 Certificates, 7.750%, 7/01/10                                                No Opt. Call      AAA        1,228,660

    2,000,000   Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia Baptist
                 Health Care System Project), Series 1992A, 6.375%, 9/01/22
                 (Pre-refunded to 9/01/02)                                                     9/02 at 102  Baa1***        2,215,720


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.3%

    1,900,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                 1992B Series, 5.500%, 1/01/18                                                 1/03 at 100      AAA        1,969,749

    1,750,000   Municipal Electric Authority of Georgia, Project One Special Obligation
                 Bonds, Fifth Crossover Series, 6.400%, 1/01/09                               No Opt. Call       A+        2,011,748

    2,000,000   Development Authority of Monroe County, (Georgia), Pollution Control
                 Revenue Bonds (Gulf Power Company Plant Scherer Project), First
                 Series 1994, 6.300%, 9/01/24                                                  9/99 at 102      AA-        2,061,700


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 12.6%

    2,500,000   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1997,
                 5.600%, 7/01/19                                                               7/07 at 102      AAA        2,667,575

    3,450,000   Atlanta Water and Sewerage System, 5.000%, 1/01/15                             1/04 at 102       A+        3,491,918

    1,000,000   Cherokee County Water and Sewerage Authority (Georgia), Revenue Bonds,
                 Series 1997, 5.000%, 8/01/27                                                  8/08 at 102      AAA          994,650

    2,000,000   Douglasville - Douglas County Water and Sewer Authority (Georgia), Water
                 and Sewerage Revenue Bonds, Series 1993, 5.625%, 6/01/15                     No Opt. Call      AAA        2,211,240

    1,000,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and Refunding
                 Bonds, Series 1996, 6.000%, 12/01/21                                         No Opt. Call      AAA        1,162,189
------------------------------------------------------------------------------------------------------------------------------------
$  76,360,000   Total Investments - (cost $74,530,047) - 97.9%                                                            81,484,018
=============

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 2.2%

$     200,000   Burke County Development Authority (Georgia), Pollution Control Revenue
                 Bonds (Georgia Power Company Plant - Vogtle Project), Variable Rate
                 Demand Bonds, 3.350%, 7/01/24+                                                              VMIG-1       $  200,000

    1,600,000   Burke County Development Authority (Georgia), Pollution Control Revenue Bonds
                 (Georgia Power Company Plant - Vogtle Project), Second Series 1997, Variable
                 Rate Demand Bonds, 3.350%, 9/01/34+ (Alternative Minimum Tax)                               VMIG-1        1,600,000
------------------------------------------------------------------------------------------------------------------------------------
$   1,800,000   Total Temporary Investments - 2.2%                                                                         1,800,000
=============
                Other Assets Less Liabilities - (0.1)%                                                                      (22,336)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $83,261,682
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Maryland Premium Income Municipal Fund (NMY)
                            November 30, 1998
                            (Unaudited)

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 7.3%

$   2,700,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Maryland Institute, College of Art Issue, Series 1998, 5.000%, 6/01/29        6/08 at 101      Aaa       $2,705,454

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue, Series
                1997:
    1,000,000    5.625%, 7/01/17                                                               7/07 at 102      Aa2        1,074,250
    2,000,000    5.625%, 7/01/27                                                               7/07 at 102      Aa2        2,141,600

    9,445,000   Morgan State University, Maryland, Academic Fees and Auxiliary Facilities
                 Fees, Revenue Refunding Bonds, 1993 Series, 6.100%, 7/01/20                  No Opt. Call      AAA       11,062,645


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 18.7%

                City of Gaithersburg, Maryland, Hospital Facilities Refunding
                and Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
    2,550,000    6.500%, 9/01/12                                                              No Opt. Call      AAA        3,081,726
    6,265,000    5.500%, 9/01/15                                                               9/05 at 102      AAA        6,600,115

    1,960,000   Maryland Economic Development Corporation (Health and Mental Hygiene Providers
                 Facilities Acquisition Program), Revenue Bonds, Series 1996A,
                 7.625%, 4/01/21                                                               4/11 at 102      N/R        2,027,934

    1,855,000   Maryland Health and Higher Educational Facilities Authority, Refunding Revenue
                 Bonds, Francis Scott Key Medical Center Issue, Series 1993, 5.000%, 7/01/13   7/03 at 102      AAA        1,885,608

    1,875,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Good Samaritan Hospital Issue, Series 1993, 5.750%, 7/01/19                   7/03 at 102      AAA        1,986,788

    2,250,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Johns Hopkins Medicine, Howard County General Hospital Acquisition Issue,
                 Series 1998, 5.000%, 7/01/29                                                  7/08 at 101      AAA        2,254,478

    2,350,000   Maryland Health and Higher Educational Facilities Authority, Project and
                 Refunding Revenue Bonds, Sinai Hospital of Baltimore Issue, Series 1993,
                 5.500%, 7/01/13                                                               7/03 at 102      AAA        2,490,107

    6,500,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Anne Arundel Medical Center Issue, Series 1998, 5.125%, 7/01/28               7/08 at 101      AAA        6,553,430

    6,000,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds
                 Upper Chesapeake Hospitals Issue, Series 1998A, 5.125%, 1/01/38               1/08 at 101      Aaa        6,009,120

    1,670,000   Maryland Health and Higher Educational Facilities Authority, Hospital Refunding
                 and Revenue Bonds, Union Hospital of Cecil County Issue, Series 1998,
                 5.100%, 7/01/22                                                               7/08 at 101       A3        1,641,810

                Prince Georges County, Maryland, Project and Refunding Revenue
                Bonds (Dimensions Health Corporation Issue), Series 1994:
    3,080,000    5.375%, 7/01/14                                                               7/04 at 102        A        3,137,442
    6,000,000    5.300%, 7/01/24                                                               7/04 at 102        A        5,945,760


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.9%

    4,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds (Woodside
                 Apartments Project), Series 1994, 7.450%, 12/01/24
                (Alternative Minimum Tax)                                                     No Opt. Call      BBB        4,251,040

    1,795,000   County Commissioners of Charles County, Maryland, Mortgage Revenue
                 Refunding Bonds, Series 1995A (Holly Station IV Townhouses Project -
                 FHA Insured Mortgage Loan), 6.450%, 5/01/26                                   5/05 at 102      AAA        1,944,936

                Howard County, Maryland, Mortgage Revenue Refunding Bonds,
                Series 1996A (FHA Insured Mortgage Loan - Normandy Woods III
                Apartments Project):
      700,000    6.000%, 7/01/17                                                               7/06 at 102      AAA          748,909
    2,000,000    6.100%, 7/01/25                                                               7/06 at 102      AAA        2,139,100

    1,000,000   Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Multi-Family Housing Revenue Bonds (Insured
                 Mortgage Loans), 1992 Series A, 6.850%, 5/15/33 (Alternative Minimum Tax)     5/02 at 102      Aa2        1,065,710

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   1,150,000   Community Development Administration, Department of Housing and
                 Community Development, State of Maryland, Multi-Family Housing Revenue
                 Bonds (Insured Mortgage Loans), 1993 Series B, 6.625%, 5/15/23                5/03 at 102      Aa2       $1,236,538

    3,075,000   Community Development Administration, Department of Housing and
                 Community Development, State of Maryland, Multi-Family Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series D, 6.050%, 5/15/24        5/03 at 102       Aa        3,246,062

    2,000,000   Housing Opportunities Commission of Montgomery County (Montgomery
                 County, Maryland), Multifamily Housing Revenue Bonds, 1995 Series A ,
                 5.900%, 7/01/15                                                               7/05 at 102       Aa        2,121,440

    1,500,000   Housing Opportunities Commission of Montgomery County (Montgomery
                 County, Maryland), Multifamily Housing Revenue Bonds, 1996 Series B,
                 5.900%, 7/01/26                                                               7/06 at 102      Aaa        1,579,560

    3,830,000   Housing Opportunities Commission of Montgomery County (Montgomery
                 County, Maryland), Multifamily Housing Development Bonds, 1998 Series A,
                 5.200%, 7/01/30 (WI)                                                          7/08 at 101      Aaa        3,846,354

    1,000,000   Housing Authority of Prince Georges County (Maryland), Mortgage Revenue
                 Refunding Bonds, Series 1993A (GNMA Collateralized - Stevenson Apartments
                 Project), 6.350%, 7/20/20                                                     1/03 at 102      AAA        1,059,960

                Housing Authority of Prince Georges County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1993A (Cherry Hill Apartments
                Project):
    1,090,000    5.900%, 9/20/10                                                               9/03 at 102      AAA        1,149,765
    1,930,000    6.000%, 9/20/15                                                               9/03 at 102      AAA        2,024,126

    1,500,000   Housing Authority of Prince Georges County (Maryland), Mortgage Revenue
                 Refunding Bonds, Series 1995A (GNMA Collateralized - Riverview Terrace
                 Apartments Project), 6.700%, 6/20/20                                         12/04 at 102      AAA        1,639,170

                Housing Authority of Prince Georges County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1995A (GNMA Collateralized -
                Overlook Apartments Project):
    2,000,000    5.700%, 12/20/15                                                             12/05 at 102      AAA        2,086,100
    1,670,000    5.750%, 12/20/19                                                             12/05 at 102      AAA        1,741,727

    1,000,000   Housing Authority of Prince Georges County (Maryland), Mortgage Revenue
                 Refunding Bonds (Collateralized - Foxglenn Apartments Project),
                 Series 1998A, 5.450%, 5/20/14 (Alternative Minimum Tax)                       5/00 at 100      AAA        1,004,450

      905,000   The Mayor and Council of Rockville (Maryland), Mortgage Revenue Refunding
                 Bonds, Series 1994A (FHA Insured Mortgage Loan - The Summit Apartments
                 Project), 5.250%, 7/01/09                                                     1/04 at 102      AAA          930,820

    1,000,000   City of Salisbury, Maryland, Mortgage Revenue Refunding Bonds, Series 1995A
                 (FHA Insured Mortgage Loan - College Lane Apartments Project),
                 6.600%, 12/01/26                                                             12/04 at 102      AAA        1,085,010


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.7%

    1,465,000   Community Development Administration, Department of Housing and
                 Community Development, State of Maryland, Single Family Program Bonds,
                 1994 First Series, 5.900%, 4/01/11                                            4/04 at 102      Aa2        1,556,108

    1,000,000   Community Development Administration, Department of Housing and
                 Community Development, State of Maryland, Single Family Program Bonds,
                 1994 Fourth Series, 6.450%, 4/01/14                                           4/04 at 102       Aa        1,075,140

    2,650,000   Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Single Family Program Bonds, 1994 Fifth Series,
                 6.750%, 4/01/26 (Alternative Minimum Tax)                                     4/04 at 102       Aa        2,861,285

    1,000,000   Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Single Family Program Bonds, 1989 Third Series,
                 7.375%, 4/01/26 (Alternative Minimum Tax)                                     4/99 at 102      Aa2        1,025,470

      885,000   Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Single Family Program Bonds, 1992 Fourth Series,
                 6.800%, 4/01/22 (Alternative Minimum Tax)                                     4/03 at 102      Aa2          950,207

    1,750,000   Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Single Family Program Bonds, 1993 Third Series,
                 4.950%, 4/01/06                                                               4/04 at 102       Aa        1,806,368

    1,000,000   Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Single Family Program Bonds, 1996 Sixth Series,
                 6.200%, 4/01/22 (Alternative Minimum Tax)                                     4/06 at 102      Aa2        1,073,140

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   2,000,000   Housing Opportunities Commission of Montgomery County (Montgomery County,
                 Maryland), Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14                                                               7/04 at 102      Aa2       $2,160,100

    1,165,000   Housing Authority of Prince Georges County (Maryland), GNMA/FNMA Collateralized
                 Single Family Mortgage Revenue Bonds, Series 1994A, 6.350%, 6/01/11
                 (Alternative Minimum Tax)                                                     6/04 at 102      AAA        1,246,550

    1,725,000   Housing Authority of Prince Georges County (Maryland), FHLMC/FNMA/GNMA
                 Collateralized, Single Family Mortgage Revenue Bonds, Series 1997,
                 5.625%, 8/01/17 (Alternative Minimum Tax)                                     8/07 at 102      AAA        1,801,573


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.5%

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore County
                 Pension Funding Bonds, 1998 Refunding Series, 5.000%, 8/01/10                 8/08 at 101      AAA        2,123,760

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore County
                 Metropolitan District Bonds (64th Issue), 4.900%, 8/01/11                     8/03 at 102      AAA        2,052,380

                City of Baltimore, Maryland (Mayor and City Council of
                Baltimore), General Obligation Bonds, Consolidated Public
                Improvement Refunding Bonds of 1993 - Series D:
    1,305,000    6.000%, 10/15/05                                                             No Opt. Call      AAA        1,459,212
    1,415,000    6.000%, 10/15/06                                                             No Opt. Call      AAA        1,595,823

    1,000,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), General
                 Obligation Serial Bonds, Consolidated Public Improvement Bonds of 1989 -
                 Series B, 7.150%, 10/15/08                                                   No Opt. Call       A1        1,220,430

                City of Baltimore, Maryland (Mayor and City Council of Baltimore), General
                Obligation Bonds, Consolidated Public Improvement Bonds of 1995 -
                Series Series A:
    1,200,000    7.375%, 10/15/03                                                             No Opt. Call      AAA        1,384,644
    5,000,000    7.250%, 10/15/04                                                             No Opt. Call      AAA        5,849,300

    1,000,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), General
                 Obligation Serial Bonds, Consolidated Public Improvement Bonds of 1991 -
                 Series C, 6.375%, 10/15/07                                                   No Opt. Call      AAA        1,164,130

                The Maryland - National Capital Park and Planning Commission (Prince Georges
                County, Maryland), General Obligation Bonds, Park Acquisition and Development
                Bonds, Series M-2:
      880,000    5.300%, 7/01/09                                                               7/03 at 102       AA          945,226
      800,000    5.300%, 7/01/10                                                               7/03 at 102       AA          859,296

    1,000,000   Prince Georges County, Maryland, General Obligation Bonds, Consolidated Public
                 Improvement Bonds, Series 1993, 5.750%, 3/15/09                               3/03 at 102      AAA        1,084,360


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.1%

    2,730,000   Anne Arundel County, General Obligation Bonds, Consolidated Water and
                 Sewer Refunding, Series 1993, Series, 5.250%, 4/15/12                         4/03 at 102      AA+        2,852,222

    1,000,000   Mayor and City Council of Baltimore (Maryland), Certificates of Participation
                 (Emergency Telecommunications Facilities), Series 1997A, 5.000%, 10/01/17    10/07 at 102      AAA        1,017,100

    1,465,000   Maryland Department of Housing and Community Development, Community Development
                 Administration, Infrastructure Financing Bonds (MBIA Insured), 1998 Series B,
                 5.200%, 6/01/28                                                               6/08 at 101      Aaa        1,492,322

    4,415,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds, Series 1989D,
                 7.500%, 12/15/10 (Alternative Minimum Tax)                                   12/99 at 102       Aa        4,672,836

    4,955,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,
                 Series 1996, 5.750%, 3/01/18                                                  3/06 at 101      AAA        5,323,999

    2,200,000   Puerto Rico Public Buildings Authority, Public Education and Health
                 Facilities Refunding Bonds, Series M, Guaranteed by the Commonwealth
                 of Puerto Rico, 5.750%, 7/01/15                                           7/03 at 101 1/2        A        2,339,150

    1,780,000   Washington County Sanitary District, Refunding Bonds of 1993, Series F
                 (Guaranteed by the Full Faith and Credit Pledge of the County Commissioners
                 of Washington County), 5.375%, 1/01/15                                        1/03 at 102      AAA        1,838,598

    1,250,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince
                 Georges Counties, Maryland), General Construction Refunding Bonds of 1991
                 (Second Series), 6.100%, 1/01/04                                              1/02 at 102      Aa1        1,352,900

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,000,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince Georges
                 Counties, Maryland), Water Supply Refunding Bonds of 1993, 5.250%, 12/01/11  12/03 at 102      Aa1       $1,038,840

    1,500,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince Georges
                 Counties, Maryland), Sewage Disposal Bonds of 1993, 5.375%, 6/01/12           6/03 at 102      Aa1        1,573,710


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.4%

                Maryland Transportation Authority, Special Obligation Revenue
                Bonds, Baltimore/Washington International Airport Projects,
                Series 1994-A (Qualified Airport Bonds):
    5,500,000    6.250%, 7/01/14 (Alternative Minimum Tax)                                     7/04 at 102      AAA        6,046,260
    1,075,000    6.400%, 7/01/19 (Alternative Minimum Tax)                                     7/04 at 102      AAA        1,146,552

    1,500,000   Maryland Transportation Authority, Transportation Facilities Projects
                 Revenue Bonds, Series 1992, 5.750%, 7/01/15                                   7/02 at 100       A+        1,569,225

                Washington Metropolitan Area Transit Authority (District of
                Columbia), Gross Revenue Transit Refunding Bonds, Series 1993:
    2,000,000    6.000%, 7/01/07                                                              No Opt. Call      AAA        2,261,020
    1,500,000    5.250%, 7/01/14                                                               1/04 at 102      AAA        1,549,620


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 3.8%

    3,125,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Howard County General Hospital Issue, Series 1993, 5.500%, 7/01/25            7/03 at 102  Baa2***        3,307,000

    3,000,000   Maryland Transportation Authority, Transportation Facilities Projects,
                 Revenue Bonds, Series 1991, 6.500%, 7/01/06 (Pre-refunded to 7/01/01)         7/01 at 102    A+***        3,263,310

    1,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,
                 6.000%, 7/01/26 (Pre-refunded to 7/01/07)                                 7/07 at 101 1/2      AAA        1,151,220

    1,115,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince Georges
                 Counties, Maryland), Water Supply Bonds of 1992, 6.200%, 6/01/09
                 (Pre-refunded to 6/01/02)                                                     6/02 at 102   Aa1***        1,224,828


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 20.5%

    6,000,000   Anne Arundel County, Maryland, Pollution Control Revenue Refunding Bonds
                 (Baltimore Gas and Electric Company Project), Series 1994, 6.000%, 4/01/24    4/04 at 102        A        6,459,060

    7,000,000   Calvert County, Maryland, Pollution Control Revenue Refunding Bonds
                 (Baltimore Gas and Electric Company Project), Series 1993, 5.550%, 7/15/14    7/04 at 102        A        7,459,830

    9,600,000   Montgomery County, Maryland, Solid Waste System Revenue Bonds
                 (1993 Series A), 5.875%, 6/01/13 (Alternative Minimum Tax)                    6/03 at 102      AAA        10,222,84

                Northeast Maryland Waste Disposal Authority, Resource Recovery Revenue
                Refunding Bonds (Southwest Resource Recovery Facility) Series 1993:
    1,625,000    6.900%, 1/01/00                                                              No Opt. Call      AAA        1,685,661
    3,000,000    7.150%, 1/01/04                                                              No Opt. Call      AAA        3,422,730
    4,675,000    7.200%, 1/01/05                                                              No Opt. Call      AAA        5,404,253

    5,000,000   Prince Georges County, Maryland, Pollution Control Revenue Refunding Bonds
                 (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23                      1/03 at 102       A1        5,451,100

    5,750,000   Prince Georges County, Maryland, Solid Waste Management System Revenue Bonds,
                 Series 1993, 5.250%, 6/15/13                                                  6/03 at 102      AAA        5,947,455

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                 5.500%, 7/01/20                                                               7/04 at 100     BBB+        1,028,720

    1,010,000   Puerto Rico Telephone Authority, Revenue Bonds, Series N, 5.500%, 1/01/22  1/03 at 101 1/2       A+        1,047,693


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.8%

    1,750,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), Project and
                 Refunding Revenue Bonds (Water Projects), Series 1994-A, 5.000%, 7/01/24     No Opt. Call      AAA        1,797,266

    6,000,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), Project and
                 Refunding Revenue Bonds (Water Projects), Series 1998-A, 5.000%, 7/01/28      7/08 at 101      AAA        6,018,059

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   1,000,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), Project and
                 Refunding Revenue Bonds (Water Projects), Series 1996-A, 5.500%, 7/01/26      7/06 at 101      AAA       $1,055,898
------------------------------------------------------------------------------------------------------------------------------------

$ 218,405,000   Total Investments - (cost $217,505,022) - 99.7%                                                          232,814,831
=============
                Other Assets Less Liabilities - 0.3%                                                                         636,507
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $233,451,338
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen North Carolina Premium Income Municipal Fund (NNC)
                            November 30, 1998
                            (Unaudited)

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 9.6%

$   3,300,000   Appalachian State University, Utilities System Revenue Refunding Bonds
                 (Series 1998 of The Board of Governors of The University of
                 North Carolina), 5.000%, 5/15/18                                              5/08 at 102    AAA        $ 3,335,805

                State of North Carolina, State Education Assistance Authority,
                Guaranteed Student Loan Revenue Bonds, 1995 Series A
                (Subordinate Lien):
    1,000,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                     7/05 at 102        A        1,060,700
    2,400,000    6.300%, 7/01/15 (Alternative Minimum Tax)                                     7/05 at 102        A        2,569,680

    5,875,000   State of North Carolina, State Education Assistance Authority, Guaranteed
                 Student Loan Revenue Bonds, 1996 Series C (Subordinate Lien),
                 6.350%, 7/01/16 (Alternative Minimum Tax)                                     7/06 at 102        A        6,326,788


------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 4.1%

    3,500,000   The Haywood County Industrial Facilities and Pollution Control Financing
                 Authority (North Carolina), Environmental Improvement Revenue Bonds
                 (Champion International Corporation Project), Series 1995A,
                 5.750%, 12/01/25 (Alternative Minimum Tax)                                   12/05 at 102     Baa1        3,562,720

    2,000,000   The Haywood County Industrial Facilities and Pollution Control Financing
                 Authority (North Carolina), Variable Rate Demand Pollution Control
                 Refunding Revenue Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20                                                  3/06 at 102     Baa1        2,094,720


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 16.6%

                The Charlotte - Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Bonds, Series 1992:
    1,500,000    5.750%, 1/01/12                                                               1/02 at 102       AA        1,602,675
    2,150,000    6.250%, 1/01/20                                                               1/02 at 102       AA        2,317,636

    3,000,000   Craven Regional Medical Authority (North Carolina), Insured Health Care
                 Facilities Revenue Bonds, Series 1993, 5.625%, 10/01/17                      10/03 at 102      AAA        3,143,460

    2,725,000   County of New Hanover, North Carolina, Hospital Revenue Bonds (New Hanover
                 Regional Medical Center Project), Series 1993, 4.750%, 10/01/23              10/03 at 102      AAA        2,593,192

    1,000,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
                 (North Carolina Baptist Hospitals Project), Series 1992A, 6.000%, 6/01/22     6/02 at 102       AA        1,065,060

    3,000,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
                 (Carolina Medicorp Project), Series 1992, 5.500%, 5/01/15                     5/02 at 102       AA        3,082,470

    2,275,000   North Carolina Medical Care Commission, Hospital Revenue Bonds (Wake
                 County Hospital System), Series 1997, 5.375%, 10/01/26                       10/07 at 102      AAA        2,342,659

      375,000   North Carolina Medical Care Commission Hospital Revenue Refunding Bonds
                 (Annie Penn Memorial Hospital), Series 1998, 5.375%, 1/01/22                  1/08 at 102     Baa3          374,243

    2,280,000   Board of Governors of the University of North Carolina, University of
                 North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 1992,
                 6.000%, 2/15/24                                                               2/02 at 102       AA        2,436,385

    4,090,000   Board of Governors of The University of North Carolina, University of
                 North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 1996,
                 5.250%, 2/15/26                                                               2/06 at 102       AA        4,126,810


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.8%

    1,000,000   Housing Authority of the City of Asheville (North Carolina), Multifamily Housing
                 Revenue Bonds (GNMA - Collateralized - Woodridge Apartments), Series 1997,
                 5.800%, 11/20/39 (Alternative Minimum Tax)                                   11/07 at 102      AAA        1,046,260

    1,000,000   City of Charlotte, North Carolina, Mortgage Revenue Refunding Bonds
                 (FHA Insured Mortgage Loan - Tryon Hills Apartments Project), Series 1993A,
                 5.875%, 1/01/25                                                               1/03 at 105      AAA        1,052,030

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA Insured Mortgage Loan Resolution), Series 1993:
      650,000    5.800%, 7/01/14                                                               1/03 at 102       AA          678,002
    1,000,000    5.900%, 7/01/26                                                               1/03 at 102       AA        1,041,360

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 10.7%

$   5,815,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series X
                 (1985 Resolution), 6.700%, 9/01/26 (Alternative Minimum Tax)                  3/04 at 102       AA       $6,252,346

    3,145,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series V
                 (1985 Resolution), 6.800%, 9/01/25 (Alternative Minimum Tax)                  9/02 at 102       AA        3,351,658

      700,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series-M
                 (1985 Resolution), 7.850%, 9/01/28 (Alternative Minimum Tax)                  3/00 at 102       AA          730,576

    4,220,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series HH
                 (1985 Resolution), 6.300%, 3/01/26 (Alternative Minimum Tax)                  3/06 at 102       AA        4,525,064


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.0%

    2,000,000   Orange County, General Obligation School Bonds, Series 1994,
                 5.500%, 2/01/11                                                               2/05 at 102      AA+        2,158,140

    6,250,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General
                 Obligation Bonds), 5.400%, 7/01/25                                        7/06 at 101 1/2        A        6,513,188

    1,100,000   County of Transylvania, North Carolina, Refunding Bonds, Series 1998
                 (General Obligation), 4.750%, 2/01/16                                         2/08 at 102      AAA        1,092,916


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.7%

    2,500,000   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds (Arena Project),
                 Series 1997, 5.125%, 9/01/19                                                  9/07 at 102      AAA        2,545,550

    6,000,000   City of Charlotte, North Carolina, Refunding Certificates of Participation
                 (Convention Facility Project), Series 1993C, 5.250%, 12/01/20                12/03 at 102      AAA        6,100,080

    2,180,000   The City of Concord, North Carolina, Certificates of Participation,
                 Series 1996A, 6.125%, 6/01/21                                                 6/06 at 102      AAA        2,439,878

    2,390,000   County of Duplin, North Carolina, Certificates of Participation (Law
                 Enforcement Project and Public Schools Project), Series 1993,
                 5.250%, 8/01/14                                                               8/03 at 102      AAA        2,471,953

    3,970,000   Durham, North Carolina, Certificates of Participation, Water Utility
                 Improvements, 6.375%, 7/15/12                                                 7/02 at 102       AA        4,394,353

    5,000,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
                 Series Y of 1996, 5.500%, 7/01/26                                         7/06 at 101 1/2        A        5,240,700


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 10.9%

                The Charlotte - Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Bonds, Series 1992:
    1,000,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                     1/02 at 102    AA***        1,077,250
    2,940,000    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                     1/02 at 102    AA***        3,209,598

    3,000,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds,
                 Series 1992-A (Alamance Health Services Inc Project),  6.375%, 8/15/12
                 (Pre-refunded to 8/15/02)                                                     8/02 at 102      AAA        3,326,220

    2,855,000   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue
                 Bonds, Series 1980, 10.500%, 1/01/10                                         No Opt. Call      AAA        3,928,451

    2,400,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue Bonds,
                 Series 1990-Q, 6.000%, 7/01/20 (Pre-refunded to 7/01/00)                      7/00 at 100     A***        2,495,664

    1,035,000   County of Wake, North Carolina, Hospital System Revenue Bonds, Series 1993,
                 5.125%, 10/01/26                                                             10/03 at 102      AAA        1,075,417


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.1%

    5,250,000   City of Fayetteville, North Carolina, Public Works Commission Revenue
                 Refunding Bonds, Series 1993, 4.750%, 3/01/14                                 3/03 at 100      AAA        5,254,620

    5,000,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                 Series 1993-D, 5.600%, 1/01/16                                                1/03 at 102     Baa1        5,078,200

    1,500,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                 Series 1985-G, 5.750%, 12/01/16                                           9/03 at 102 1/2     Baa1        1,562,940

                North Carolina Municipal Power Agency Number 1, Catawba Electric
                Revenue Bonds, Series 1992:
    1,000,000    6.000%, 1/01/04                                                               1/03 at 102       A-        1,078,770
    1,000,000    5.750%, 1/01/15                                                               1/03 at 100       A-        1,031,270

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.8%

$   1,000,000   City of Asheville, North Carolina, Water System Revenue Bonds, Series 1996,
                 5.700%, 8/01/25                                                               8/06 at 102      AAA       $1,076,680

    4,250,000   Metropolitan Sewerage District of Buncombe County (North Carolina),
                 Sewerage System Revenue Refunding Bonds, Series 1993A,
                 5.500%, 7/01/22                                                               7/03 at 102      AAA        4,444,140

    1,000,000   City of Greensboro, North Carolina, Combined Enterprise System Revenue Bonds,
                 Series 1995A, 5.375%, 6/01/19                                                 6/05 at 102      AA-        1,042,240

    1,280,000   City of Lincolnton, North Carolina, Combined Enterprise System Revenue Bonds,
                 Series 1996, 5.375%, 5/01/16                                                 11/06 at 102      AAA        1,343,168

    3,400,000   Orange Water and Sewer Authority (North Carolina), Water and Sewer System
                 Revenue and Revenue Refunding Bonds, Series 1993, 5.200%, 7/01/16             7/03 at 102       AA        3,461,470

    2,180,000   County of Union, North Carolina, Enterprise Systems Revenue Bonds,
                 Series 1996, 5.500%, 6/01/21                                                  6/06 at 102      AAA        2,306,440
------------------------------------------------------------------------------------------------------------------------------------
$ 129,480,000   Total Investments - (cost $127,611,644) - 98.3%                                                          136,461,595
=============
                Temporary Investments in Short-Term Municipal Securities - 0.2%

$     300,000   Raleigh - Durham Airport Authority, Special Facility Refunding Revenue Bonds
=============    (American Airlines Project), Series 1995B, Variable Rate Demand Bonds,
                 3.350%, 11/01/05+                                                                             A-1+          300,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       2,101,742
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $138,863,337
                ====================================================================================================================
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Virginia Premium Income Municipal Fund (NPV)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.0%

$   2,000,000   Virginia Small Business Financing Authority, Industrial Development Revenue
                 Bonds (Albion Enterprises, L.L.C. Project),  Series 1998A, 6.400%, 1/01/14
                 (Alternative Minimum Tax)                                                     1/03 at 102      N/R       $2,005,640


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.2%

                Industrial Development Authority of the City of Lynchburg,
                Virginia, Educational Facilities Revenue Bonds (Randolph - Macon
                Womens College), Series 1993:
    2,940,000    5.875%, 9/01/13                                                               9/03 at 102       A-        3,125,396
    3,000,000    5.875%, 9/01/23                                                               9/03 at 102       A-        3,158,250

    3,500,000   The Rector and Visitors of The University of Virginia, General Revenue
                 Pledge Bonds, Series 1998A, 5.000%, 6/01/24                                   6/08 at 101      AA+        3,514,595

    2,750,000   Virginia College Building Authority, Educational Facilities Revenue Bonds
                 (The Washington and Lee University Project), Series of 1994, 5.800%, 1/01/24  1/04 at 102      AAA        3,032,013

    3,000,000   Virginia College Building Authority, Educational Facilities Revenue Bonds,
                 (University of Richmond Project), Series of 1994, 5.550%, 11/01/19           11/04 at 100       AA        3,233,010


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.0%

    4,850,000   Industrial Development Authority of Fairfax County, Virginia, Hospital Revenue
                 Refunding Bonds (Inova Health System Hospitals Project), Series 1993A,
                 5.000%, 8/15/23                                                              No Opt. Call       AA        4,943,169

    1,440,000   Industrial Development Authority of Fairfax County, Virginia, Health Care
                 Revenue Bonds (Inova Health System Project), Series 1996A,
                 6.000%, 8/15/26                                                               8/06 at 102       AA        1,580,386

    1,000,000   Industrial Development Authority of Fairfax County, Virginia, Health Care
                 Revenue Refunding Bonds (Inova Health System Project), Series 1998A,
                 5.000%, 8/15/25                                                               2/08 at 101       AA          980,420

    4,650,000   Bon Secours Health System Obligated Group, Industrial Development
                 Authority of the County of Hanover (Virginia), Hospital Revenue Bonds,
                 Series 1995 (Bon Secours Health System Projects), 5.500%, 8/15/25             8/05 at 102      AAA        4,857,204

    1,500,000   Industrial Development Authority of the County of Henrico, Virginia,
                 Health Care Revenue Bonds (Bon Secours Health System Projects),
                 Series 1996, 6.250%, 8/15/20                                                 No Opt. Call      AAA        1,774,230

    3,000,000   Medical College of Virginia Hospitals Authority, General Revenue Bonds,
                 Series 1998, 5.125%, 7/01/23                                                  7/08 at 102      AAA        3,005,070

    2,500,000   Industrial Development Authority of the City of Norfolk (Virginia), Hospital
                 Revenue and Refunding Bonds (Sentara Hospitals - Norfolk), Series 1994A,
                 6.500%, 11/01/13                                                             11/04 at 102       AA        2,825,625

    5,000,000   City of Virginia Beach Development Authority (Virginia), Hospital Revenue
                 Bonds (Sentara Bayside Hospital), Series 1991, 6.300%, 11/01/21              11/01 at 102       AA        5,404,950


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.3%

    1,040,000   Industrial Development Authority of Arlington County, Virginia, Multi-Family
                 Housing Mortgage Revenue Bonds (Arlington Housing Corporation),
                 1995 Series, 5.700%, 7/01/07                                                  7/05 at 102        A        1,108,193

    4,445,000   Hampton Redevelopment and Housing Authority, Multifamily Housing
                 Revenue Refunding Bonds, Series 1994 (Chase Hampton II Apartments),
                 7.000%, 7/01/24                                                               7/02 at 104     Baa2        4,823,847

    2,355,000   Suffolk Redevelopment and Housing Authority, Mortgage Revenue Refunding
                 Bonds, Series 1993 (FHA Insured Mortgage Loan - Wilson Pines Apartments
                 Section 8 Assisted Project), 6.125%, 1/01/23                                  1/01 at 100      AAA        2,421,270


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.7%

    1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                 1992 Series B, Subseries B-3, 6.750%, 7/01/21 (Alternative Minimum Tax)       1/02 at 102      AA+        1,054,810

    5,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                 1992 Series B, Subseries B-4, 6.550%, 1/01/27 (Alternative Minimum Tax)       1/02 at 102      AA+        5,257,650

    3,240,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                 1992 Series B, Subseries B-5, 6.300%, 1/01/27 (Alternative Minimum Tax)       1/02 at 102      AA+        3,388,489

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

                Virginia Housing Development Authority, Commonwealth Mortgage
                Bonds, 1992 Series B, Subseries B-6:
$   4,000,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                     1/02 at 102      AA+       $4,174,720
    2,945,000    6.250%, 1/01/27 (Alternative Minimum Tax)                                     1/02 at 102      AA+        3,072,136

    2,000,000   Virginia Housing  Development Authority, Commonwealth Mortgage Bonds,
                 1996 Series, Subseries G-1, 5.300%, 1/01/22 (Alternative Minimum Tax)         1/08 at 102      AA+        2,022,480


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.8%

                Industrial Development Authority of the City of Winchester, Residential Care
                Facility First Mortgage Revenue Bonds, (Westminster-Canterbury of Winchester
                Inc.), Series 1998:
    1,350,000    5.750%, 1/01/18                                                               1/03 at 102      N/R        1,358,870
    2,000,000    5.750%, 1/01/27                                                               1/03 at 102      N/R        2,008,020


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.4%

    2,500,000   City of Portsmouth, Virginia, General Obligation Bonds, Public Utility
                 Refunding Bonds, Series 1993, 5.500%, 8/01/19                                 8/03 at 102      AA-        2,590,750

    5,700,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996
                 (General Obligation Bonds), 5.400%, 7/01/25                               7/06 at 101 1/2        A        5,940,027

    1,700,000   City of Richmond, Virginia, General Obligation Public Improvement Bonds,
                 Series 1993B, 5.500%, 7/15/23                                                 7/03 at 102       AA        1,764,311

    2,000,000   City of Winchester, Virginia, General Obligation Public Improvement and
                 Refunding Bonds, Series of 1994, 5.500%, 1/15/14                              1/04 at 102       AA        2,127,540


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.1%

                County of Cumberland, Virginia, Certificates of Participation, Series 1997:
    1,075,000    6.200%, 7/15/12                                                              No Opt. Call      N/R        1,161,978
    1,350,000    6.375%, 7/15/17                                                              No Opt. Call      N/R        1,477,346

      500,000   Industrial Development Authority of Dinwiddie County, Virginia, Lease
                 Revenue Bonds (Dinwiddie County School Facilities Project), Series 1997A,
                 6.000%, 2/01/18                                                               2/07 at 102      N/R          525,395

    5,000,000   Hampton Roads (Virginia), Regional Jail Authority, Regional Jail Facility
                 Revenue Bonds, Series 1996A, 5.500%, 7/01/24                                  7/06 at 102      AAA        5,279,950

    3,000,000   Prince William County Park Authority (Virginia), Revenue Bonds, Series 1994,
                 6.875%, 10/15/16                                                             10/04 at 102       A-        3,406,080


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.3%

    1,000,000   Capital Region Airport Commission, Richmond (Virginia), International
                 Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/25        7/05 at 102      AAA        1,063,600

    1,900,000   Metropolitan Washington (D.C.) Airports Authority, Airport System Revenue
                 Bonds, Series 1992A, 6.625%, 10/01/19 (Alternative Minimum Tax)              10/02 at 102      AAA        2,098,588

    2,400,000   Metropolitan Washington (D.C.) Airports Authority, Airport System Revenue
                 Bonds, Series 1997A, 5.375%, 10/01/23                                        10/07 at 101      AA-        2,487,648

    6,315,000   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,
                 5.600%, 7/01/27 (Alternative Minimum Tax)                                     7/07 at 101      AAA        6,629,171


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.3%

    5,250,000   Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue Bonds,
                 Refunding Series 1991, 6.375%, 7/01/22 (Pre-refunded to 7/01/01)              7/01 at 102      AAA        5,701,553

    4,085,000   Fairfax County (Virginia), Water Authority, Water Refunding Revenue Bonds,
                 Series 1992, 5.750%, 4/01/29 (Pre-refunded to 4/01/02)                        4/02 at 100      AAA        4,344,683

    3,500,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds
                 (Series T), 6.500%, 7/01/22 (Pre-refunded to 7/01/02)                     7/02 at 101 1/2      AAA        3,885,315

      125,000   Richmond Metropolitan Authority (Virginia), Expressway Revenue and
                 Refunding Bonds, Series 1992-A, 5.750%, 7/15/22
                 (Pre-refunded to 7/15/02)                                                     7/02 at 100      AAA          133,591

    7,035,000   Commonwealth Transportation Board, Commonwealth of Virginia Transportation
                 Revenue Bonds, Series 1995A (Northern Virginia Transportation District
                 Program), 6.250%, 5/15/17 (Pre-refunded to 5/15/04)                           5/04 at 101    AA***        7,892,074

    Principal                                                                                Optional Call                    Market
       Amount   Description                                                                     Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 15.8%

$     750,000   Fairfax County Economic Development Authority (Virginia), Resource Recovery
                 Revenue Bonds, Series 1988-A (Ogden Martin Systems of Fairfax Inc. Project),
                 7.750%, 2/01/11 (Alternative Minimum Tax)                                     2/99 at 103       A+       $  777,795

    5,060,000   Halifax County Industrial Development Authority (Old Dominion
                 Electric Cooperative), 6.350%, 12/01/07 (Alternative Minimum Tax)            12/02 at 102       A+        5,465,306

    2,250,000   Industrial Development Authority of the Town of Louisa, Virginia, Pollution
                 Control Revenue Bonds (Virginia Electric and Power Company Project),
                 Series 1994, 5.450%, 1/01/24                                                  1/04 at 102        A        2,292,210

    5,000,000   City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds,
                 Series 1998A, 5.125%, 1/15/28                                                 1/08 at 101       A+        4,969,750

   10,300,000   Valley Resource Authority of the City of Roanoke, Virginia, Solid Waste
                 System Revenue Bonds, Series 1992, 5.750%, 9/01/12                            9/02 at 102       A+        10,893,38

    6,150,000   Southeastern Public Service Authority of Virginia, Senior Revenue Bonds,
                 Series 1993 (Regional Solid Waste System), 6.000%, 7/01/17
                 (Alternative Minimum Tax)                                                     7/03 at 102       A-        6,447,291


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 14.7%

    1,500,000   Albemarle County Service Authority (Virginia), Water and Sewer System
                 Revenue Refunding Bonds, Series of 1993, 5.750%, 8/01/11                      8/02 at 102       Aa        1,602,105

    5,880,000   Fairfax County (Virginia), Water Authority, Water Refunding Revenue Bonds,
                 Series 1992, 5.750%, 4/01/29                                                  4/02 at 100       AA        6,122,491

    1,000,000   Henrico County, Virginia, Water and Sewer System Refunding Revenue Bonds,
                 Series 1992, 6.250%, 5/01/13                                                  5/02 at 100      Aa2        1,060,640

    1,500,000   Henry County Public Service Authority, Water and Sewer Refunding Revenue
                 Bonds, Series 1991, 6.250%, 11/15/19                                         11/01 at 101      AAA        1,609,680

                City of Norfolk, Virginia, Water Revenue Bonds, Series 1995:
    6,200,000    5.875%, 11/01/20                                                             11/05 at 102      AAA        6,741,508
    2,365,000    5.900%, 11/01/25                                                             11/05 at 102      AAA        2,583,857

    2,595,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System Revenue
                 Refunding Bonds, Series of 1993, 5.000%, 7/01/21                              1/04 at 102      AAA        2,572,346

    1,920,000   Virginia Resources Authority, Sewer System Revenue Refunding Bonds,
                 Series 1998 (Harrisonburg - Rockingham Regional Sewer Authority),
                 5.000%, 5/01/18                                                               5/08 at 101       AA        1,911,648

    3,955,000   Virginia Resources Authority, Water and Sewer System Revenue Bonds,
                 1995 Series A (Sussex County Project), 5.600%, 10/01/25                      10/05 at 102       AA        4,383,088
------------------------------------------------------------------------------------------------------------------------------------
$ 181,365,000   Total Investments - (cost $178,158,572) - 98.6%                                                          192,073,141
=============
                Other Assets Less Liabilities - 1.4%                                                                       2,746,903
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $194,820,044
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.
                                 See accompanying notes to financial statements.

Statement of Net Assets
November 30, 1998
(Unaudited)
                                                                Georgia             Maryland      North Carolina            Virginia
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value
   (note 1)                                                 $81,484,018         $232,814,831        $136,461,595        $192,073,141
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value
   (note 1)                                                   1,800,000                   --             300,000                  --
 Cash                                                                --                   --              64,047             382,506
 Receivables:
   Interest                                                   1,591,713            4,499,712           2,604,989           3,168,151
   Investments sold                                                  --            1,020,000                  --                 --
 Other assets                                                     8,969               15,439              10,215              16,240
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                           84,884,700          238,349,982         139,440,846         195,640,038
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                               1,261,090              110,456                  --                  --
 Payable for investments purchased                                   --            3,851,576                  --                  --
 Accrued expenses:
   Management fees (note 6)                                      44,324              123,163              73,786             103,042
   Other                                                         53,595              111,793              77,559             108,139
 Preferred share dividends payable                               13,862               34,862              13,340              20,279
 Common share dividends payable                                 250,147              666,794             412,824             588,534
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       1,623,018            4,898,644             577,509             819,994
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                         $83,261,682         $233,451,338        $138,863,337        $194,820,044
====================================================================================================================================
Preferred shares, at liquidation value                      $27,800,000        $  79,100,000       $  46,800,000       $  63,800,000
====================================================================================================================================
Preferred shares outstanding                                      1,112                3,164               1,872               2,552
====================================================================================================================================
Common shares outstanding                                     3,733,544           10,418,655           6,254,913           8,591,739
====================================================================================================================================
Netasset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by
   Common shares outstanding)                               $     14.85        $       14.81       $       14.72       $       15.25
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1998
(Unaudited)
                                                                Georgia             Maryland      North Carolina            Virginia
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                   $2,242,850           $6,166,170          $3,754,337          $5,330,256
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                       269,439              748,723             449,025             625,897
 Preferred shares -  auction fees                                34,845               99,146              58,661              79,969
 Preferred shares - dividend disbursing agent fees                5,014               10,027               5,014              10,027
 Shareholders' servicing agent fees and expenses                  3,914               16,478               8,099              15,246
 Custodian's fees and expenses                                   17,846               26,412              20,516              23,429
 Trustees' fees and expenses (note 6)                               390                1,094                 650                 906
 Professional fees                                                8,617                8,822               8,692               8,765
 Shareholders' reports -  printing and mailing expenses          15,115               38,056              22,507              30,462
 Stock exchange listing fees                                      1,739               12,171               8,116               8,175
 Investor relations expense                                       3,559               10,616               6,039               8,854
 Other expenses                                                   4,091                7,422               5,153               6,549
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  364,569              978,967             592,472             818,279
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         1,878,281            5,187,203           3,161,865           4,511,977
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment
 transactions (notes 1 and 4)                                    22,808              432,341              (3,441)            234,657
Net change in unrealized appreciation or depreciation
of investments                                                1,004,664            2,404,755            1,475,413          2,199,751
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     1,027,472            2,837,096           1,471,972           2,434,408
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $2,905,753           $8,024,299          $4,633,837          $6,946,385
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                                        Georgia                                Maryland
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended   Six Months Ended          Year Ended
                                                               11/30/98              5/31/98           11/30/98             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                     $  1,878,281          $ 3,782,398    $     5,187,203       $  10,294,731
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                  22,808              262,947            432,341             209,020
 Net change in unrealized appreciation or depreciation
   of investments                                             1,004,664            3,091,525          2,404,755           7,993,591
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    2,905,753            7,136,870          8,024,299          18,497,342
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                       (1,492,268)          (2,940,684)        (3,996,901)         (7,965,280)
   Preferred shareholders                                      (411,555)            (910,706)        (1,146,643)         (2,466,134)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (1,903,823)          (3,851,390)        (5,143,544)        (10,431,414)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions            107,844              169,532            382,704             643,736
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    1,109,774            3,455,012          3,263,459           8,709,664
Net assets at beginning of period                            82,151,908           78,696,896        230,187,879         221,478,215
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $83,261,682          $82,151,908    $   233,451,338        $230,187,879
===================================================================================================================================
Balance of undistributed net investment income
   at end of period                                         $   155,505          $   181,047    $       407,064        $    363,405
===================================================================================================================================

                                                                    North Carolina                             Virginia
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended   Six Months Ended          Year Ended
                                                               11/30/98              5/31/98           11/30/98             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                      $ 3,161,865         $  6,359,194       $  4,511,977        $  9,024,501
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                  (3,441)             105,277            234,657             815,729
 Net change in unrealized appreciation or depreciation
   of investments                                             1,475,413            6,157,216          2,199,751           7,074,942
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    4,633,837           12,621,687          6,946,385          16,915,172
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                       (2,475,894)          (4,942,333)        (3,526,226)         (7,014,079)
   Preferred shareholders                                      (675,110)          (1,588,477)        (1,003,459)         (2,065,746)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (3,151,004)          (6,530,810)        (4,529,685)         (9,079,825)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to
  shareholders due to reinvestment of distributions             110,159              250,831            480,985             990,319
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    1,592,992            6,341,708          2,897,685           8,825,666
Net assets at beginning of period                           137,270,345          130,928,637        191,922,359         183,096,693
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $138,863,337         $137,270,345       $194,820,044        $191,922,359
====================================================================================================================================
Balance of undistributed net investment income
   at end of period                                        $    229,040         $    218,179       $    379,154        $    396,862
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV). Maryland, North Carolina and Virginia are traded on the New York Stock Exchange while Georgia is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Maryland had a when-issued purchase commitment of $3,851,576. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                  Georgia     Maryland North Carolina   Virginia
--------------------------------------------------------------------------------
Number of shares:
   Series T                            --           --             --        832
   Series W                            --        1,404             --         --
   Series Th                        1,112        1,760          1,872      1,720
--------------------------------------------------------------------------------
Total                               1,112        3,164          1,872      2,552
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                                Georgia                  Maryland
-------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended   Year Ended
                                                         11/30/98      5/31/98          11/30/98      5/31/98
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            6,971       11,603            24,819       44,290
=============================================================================================================
                                                             North Carolina              Virginia
-------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended   Year Ended
                                                         11/30/98      5/31/98          11/30/98      5/31/98
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            6,993      16,963             29,518       64,943
=============================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 28, 1998, to shareholders of record on December 15, 1998, as follows:

                                  Georgia   Maryland   North Carolina   Virginia
--------------------------------------------------------------------------------
Dividend per share                  $.0670    $.0640           $.0660     $.0685
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                  $2,181,508  $29,997,876   $       --  $10,952,270
   Temporary municipal investments                       4,100,000    3,300,000    3,100,000      500,000
Sales and Maturities:
   Investments in municipal securities                   2,983,390   25,244,231       75,000    9,972,855
   Temporary municipal investments                       2,800,000    3,700,000    2,900,000    1,500,000
=========================================================================================================

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                 $       --   $2,996,315   $       --   $1,211,877
   2003                                                  1,111,467    1,019,929    2,383,842    1,577,464
   2004                                                  1,842,885    2,660,424    1,137,399    1,579,895
   2005                                                    340,685      454,351      131,993      140,749
---------------------------------------------------------------------------------------------------------
Total                                                   $3,295,037   $7,131,019   $3,653,234   $4,509,985
=========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                         $6,953,971  $15,310,822   $8,849,951  $13,914,569
   depreciation                                                 --       (1,013)          --           --
---------------------------------------------------------------------------------------------------------

Net unrealized appreciation                             $6,953,971  $15,309,809   $8,849,951  $13,914,569
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At November 30, 1998, net assets consisted of:

                                                                                       North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $27,800,000 $ 79,100,000 $ 46,800,000 $ 63,800,000
Common shares, $.01 par value per share                     37,335      104,187       62,549       85,917
Paid-in surplus                                         51,587,099  145,350,272   86,578,472  120,920,841
Balance of undistributed net investment income             155,505      407,064      229,040      379,154
Accumulated net realized gain (loss) from
   investment transactions                              (3,272,228)  (6,819,994)  (3,656,675)  (4,280,437)
Net unrealized appreciation of investments               6,953,971   15,309,809    8,849,951   13,914,569
---------------------------------------------------------------------------------------------------------
Net assets                                             $83,261,682 $233,451,338 $138,863,337 $194,820,044
=========================================================================================================

Authorized shares:
   Common                                                Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited    Unlimited    Unlimited    Unlimited
=========================================================================================================

              Financial Highlights
              (Unaudited)
              Selected data for a Common share outstanding throughout each period is as follows:
                                        Investment Operations
                                     ----------------------------
                                                 Net
                                                 Realized/
                          Beginning   Net        Unrealized
                          Net Asset   Investment Investment
                          Value       Income     Gain (Loss)  Total
Georgia
Year Ended 5/31:
         1999 (a)         $14.58      $   .50    $   .28      $ .78
         1998              13.70         1.01        .90       1.91
         1997              13.00         1.01        .69       1.70
         1996              13.35         1.00       (.38)       .62
         1995              12.26          .98       1.09       2.07
         1994              13.96          .78      (1.57)      (.79)
Maryland
Year Ended 5/31:
         1999 (a)          14.54          .50        .26        .76
         1998              13.76          .99        .80       1.79
         1997              13.21         1.00        .55       1.55
         1996              13.36          .99       (.14)       .85
         1995              12.67          .99        .70       1.69
         1994              14.13          .89      (1.30)      (.41)
North Carolina
Year Ended 5/31:
         1999 (a)          14.48          .51        .24        .75
         1998              13.50         1.02       1.00       2.02
         1997              12.77         1.02        .72       1.74
         1996              13.19          .98       (.44)       .54
         1995              12.34          .97        .85       1.82
         1994              14.00          .75      (1.53)      (.78)
Virginia
Year Ended 5/31:
         1999 (a)          14.96          .53        .29        .82
         1998              14.04         1.06        .92       1.98
         1997              13.35         1.06        .68       1.74
         1996              13.61         1.04       (.26)       .78
         1995              12.79         1.04        .84       1.88
         1994              14.18          .94      (1.25)      (.31)
                                             Less Distributions
                  -------------------------------------------------------------------------
                  Net            Net
                  Investment     Investment        Capital         Capital
                  Income         Income            Gain            Gain
                  To Common      To Preferred      To Common       To Preferred
                  Shareholders   Shareholders+     Shareholders    Shareholders+    Total
Georgia
Year Ended 5/31:
         1999 (a) $ (.40)        $(.11)            $--             $--              $ (.51)
         1998       (.79)         (.24)             --              --               (1.03)
         1997       (.77)         (.23)             --              --               (1.00)
         1996       (.73)         (.24)             --              --                (.97)
         1995       (.73)         (.25)             --              --                (.98)
         1994       (.62)         (.14)             --              --                (.76)
Maryland
Year Ended 5/31:
         1999 (a)   (.38)         (.11)             --              --                (.49)
         1998       (.77)         (.24)             --              --               (1.01)
         1997       (.76)         (.24)             --              --               (1.00)
         1996       (.74)         (.26)             --              --               (1.00)
         1995       (.74)         (.26)             --              --               (1.00)
         1994       (.75)         (.16)             --              --                (.91)
North Carolina
Year Ended 5/31:
         1999 (a)   (.40)         (.11)             --              --                (.51)
         1998       (.79)         (.25)             --              --               (1.04)
         1997       (.77)         (.24)             --              --               (1.01)
         1996       (.70)         (.26)             --              --                (.96)
         1995       (.73)         (.24)             --              --                (.97)
         1994       (.60)         (.14)             --              --                (.74)
Virginia
Year Ended 5/31:
         1999 (a)   (.41)         (.12)             --              --                (.53)
         1998       (.82)         (.24)             --              --               (1.06)
         1997       (.81)         (.24)             --              --               (1.05)
         1996       (.79)         (.25)             --              --               (1.04)
         1995       (.80)         (.26)             --              --               (1.06)
         1994       (.79)         (.15)             --              --                (.94)
                                                                                 Total Returns
                                                                         --------------------------------
                      Organization and
                      Offering Costs and
                      Preferred Share         Ending
                      Underwriting            Net Asset  Ending          Based on           Based on Net
                      Discounts               Value      Market Value    Market Value**     Asset Value**
Georgia
Year Ended 5/31:
         1999 (a)     $--                     $14.85     $16.3125        11.08%              4.64%
         1998          --                      14.58      15.0625        14.56              12.43
         1997          --                      13.70      13.8750        19.95              11.53
         1996          --                      13.00      12.2500        12.88               2.81
         1995          --                      13.35      11.5000        (3.00)             15.78
         1994         (.15)                    12.26      12.6250       (12.09)             (8.05)
Maryland
Year Ended 5/31:
         1999 (a)      --                      14.81      16.2500        10.56               4.54
         1998          --                      14.54      15.0625        16.54              11.47
         1997          --                      13.76      13.6250        13.07              10.08
         1996          --                      13.21      12.7500        10.22               4.41
         1995          --                      13.36      12.2500         4.36              12.07
         1994        (.14)                     12.67      12.5000       (13.62)             (5.39)
North Carolina
Year Ended 5/31:
         1999 (a)      --                      14.72      16.6875        14.03               4.44
         1998          --                      14.48      15.0000         8.17              13.38
         1997          --                      13.50      14.6250        22.60              12.01
         1996          --                      12.77      12.6250        10.13               2.11
         1995          --                      13.19      12.1250         3.04              13.64
         1994         (.14)                    12.34      12.5000       (13.81)             (7.79)
Virginia
Year Ended 5/31:
         1999 (a)      --                      15.25      16.5000         4.93               4.73
         1998          --                      14.96      16.1250        17.30              12.66
         199           --                      14.04      14.5000        13.81              11.49
         1996          --                      13.35      13.5000        11.04               3.86
         1995          --                      13.61      12.8750         4.66              13.58
         1994         (.14)                    12.79      13.1250        (8.35)             (4.58)
                                                 Ratios/Supplemental Data
                                                 Ratio of Net                  Ratio of Net
                                Ratio of         Investment      Ratio of      Investment
                                Expenses to      Income to       Expenses to   Income to
                                Average          Average         Average Total Average Total
                  Ending        Net Assets       Net Assets      Net Assets    Net Assets    Portfolio
                  Net Assets    Applicable to    Applicable to   Including     Including     Turnover
                  (000)         Common Shares++  Common Shares++ Preferred++   Preferred++   Rate
Georgia
Year Ended 5/31:
         1999 (a) $ 83,262      1.32%*           6.83%*          .88%*         4.53%*         3%
         1998       82,152      1.33             7.10            .87           4.66          17
         1997       78,697      1.40             7.52            .90           4.83          30
         1996       76,026      1.42             7.53            .91           4.82          14
         1995       77,334      1.54             8.14            .95           5.01          35
         1994       73,042      1.39             5.68            .97           3.97          31
Maryland
Year Ended 5/31:
         1999 (a)  233,451      1.28*            6.77*           .84*          4.46*         12
         1998      230,188      1.29             6.93            .84           4.52           6
         1997      221,478      1.32             7.38            .85           4.72           6
         1996      215,690      1.36             7.33            .87           4.68          18
         1995      217,162      1.59             8.02            .97           4.92          25
         1994      117,506      1.36             6.34            .92           4.30          19
North Carolina
Year Ended 5/31:
         1999 (a)  138,863       1.30*           6.91*           .86*          4.57*--
         1998      137,270       1.30            7.17            .85           4.70           9
         1997      130,929       1.37            7.72            .87           4.92          19
         1996      126,196       1.38            7.49            .88           4.75          39
         1995      128,815       1.45            8.09            .89           4.96          32
         1994      123,181       1.34            5.52            .93           3.85          19
Virginia
Year Ended 5/31:
         1999 (a)  194,820       1.26*           6.94*           .84*          4.65* 5
         1998      191,922       1.27            7.20            .84           4.77          19
         1997      183,097       1.33            7.65            .86           4.95          16
         1996      176,649       1.35            7.64            .87           4.92          27
         1995      178,394       1.58            8.25            .98           5.13          45
         1994      116,904       1.37            6.67            .93           4.56          28


* Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the six months ended November 30, 1998.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals


Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.


MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian, Transfer Agent and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL


Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-months ended November 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
1898   1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

                                                                     FSA-2-11-98